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                                                                   EXHIBIT 10.18

                                    AMENDMENT
                          TO THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT
                             DATED OCTOBER 20, 1999

          This Amendment, made and entered into this 5 day of May, 2005, by and between Gwinnett Banking Company, a Bank organized and existing under the laws of the State of Georgia, hereinafter referred to as the, "Bank", and John T. Hopkins, III, an Executive of the Bank, hereinafter referred to as the, "Executive", shall effectively amend the Executive Supplemental Retirement Plan Agreement dated October 20, 1999 as follows:

1. Subparagraph I (K) titled, "Normal Retirement Age" shall be deleted in its entirety and replaced with the following: "Normal Retirement Age" shall mean the date on which the Executive attains age sixty-five (65).

          This Amendment shall be effective the 20th day of October, 1999. To the extent that any paragraph, term, or provision of said agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said October 20, 1999 Agreements.

          IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                             GWINNETT BANKING COMPANY
                             Lawrenceville, Georgia

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


/s/ Beth R. Tynan            By: /s/ Michael A. Roy                  EVP
--------------------------       ---------------------------------   Title
Witness                          (Bank Officer other than Insured)


/s/ Gail Manning             /s/ John T. Hopkins III
--------------------------   ---------------------------------
Witness                      John T. Hopkins, III
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